Exhibit 99.2

SOUTHWEST GEORGIA FINANCIAL CORPORATION

P.O. Box 3488

201 First Street, S.E.

Moultrie, Georgia 31768

IMPORTANT NOTICE FROM SOUTHWEST GEORGIA FINANCIAL CORPORATION

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON MARCH 27, 2020

The following Notice of Change of Location of Special Meeting of Shareholders (this “Notice”) supplements and relates to the original Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus (the “Proxy Statement”) of Southwest Georgia Financial Corporation (the “Company”), dated February 18, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders to be held on Friday, March 27, 2020. This Notice is being filed with the Securities and Exchange Commission (“SEC”) and is being made available to shareholders on or about March 24, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION
WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 27, 2020

To the Shareholders of Southwest Georgia Financial Corporation:

Due to the rapidly evolving public health concerns relating to the coronavirus, or COVID-19, and out of an abundance of caution to support the health and well-being of our employees and shareholders, NOTICE IS HEREBY GIVEN that the location of the Special Meeting of Shareholders (the “Special Meeting”) of Southwest Georgia Financial Corporation (the “Company”) has been changed. As previously announced, the Special Meeting will be held on Friday, March 27, 2020 at 10:00 a.m. Eastern Time. In light of public health concerns, the Special Meeting will be held in a virtual meeting format only, via live webcast/teleconference. You will not be able to attend the Special Meeting in person.

As described in the proxy statement/prospectus for the Special Meeting previously distributed, you are entitled to participate in and vote at the Special Meeting if you were a shareholder of record as of the close of business on February 12, 2020, which is the record date for the Special Meeting, or hold an appropriate legal proxy for the meeting provided by your broker, bank or other nominee. You will be able to attend and participate in the Special Meeting at http://www.viewproxy.com/SouthwestGeorgiaFinancial/2020SM/. You may vote during the Special Meeting by following the instructions available on the Special Meeting website.

Whether or not you plan to attend the Special Meeting by virtual means, we urge you to vote and submit their proxy in advance of the Special Meeting by one of the methods described in the proxy statement/prospectus. The proxy card included with the proxy statement/prospectus previously distributed will not be updated to reflect the information provided above and may continue to be used to vote your shares in connection with the Special Meeting. If you have previously submitted a proxy using one of the methods described in the proxy statement/prospectus and proxy card, you vote will be counted and you do not need to submit a new proxy or vote at the Special Meeting, although you may change or revoke your vote by attending the Special Meeting and voting virtually or by one of the other methods described in the proxy statement/prospectus.

On behalf of the Board of Directors,

DeWitt Drew President and Chief Executive Officer

Moultrie, Georgia

March 24, 2020

The Special Meeting of Shareholders on March 27, 2020 at 10:00 a.m. Eastern Time will be accessible at http://www.viewproxy.com/SouthwestGeorgiaFinancial/2020SM/. The Company’s proxy statement/prospectus is available on our Investor Relations website at https://www.sgb.bank/investor-relations. Additionally, Company shareholders who have questions about the proxy statement or voting their shares should contact Alliance Advisors, which is assisting with the solicitation of proxies, at 800-574-6108.

Additional Information about the Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed Merger, First Bancshares has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of First Bancshares’s capital stock to be issued in connection with the merger, as amended on February 18, 2020. The registration statement was declared effective by the SEC February 19, 2020. The registration statement includes a proxy statement/prospectus. The Company commenced mailing the definitive proxy statement to shareholders on or about February 21, 2020. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FIRST BANCSHARES AND THE PROPOSED MERGER. The proxy statement/prospectus has been sent to the shareholders of the Company seeking the required shareholder approval. Investors and security holders are able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, as well as other documents filed with the SEC by First Bancshares and the Company through the web site maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, as well as other documents filed with the SEC by First Bancshares and the Company through the website maintained by the SEC at www.sec.gov. Documents filed with the SEC by First Bancshares will also be available free of charge by accessing First Bancshares’s website at https://www.thefirstbank.com/ under the menu item “Investor Relations”, then under the heading “Documents” and then under the heading “SEC Filings”. Documents filed with the SEC by the Company will also be available free of charge by accessing the Company’s website at https://www.sgb.bank/ under the heading “Investor Relations”.

Participants in the Transaction

The Company, First Bancshares and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Bancshares and its directors and officers may be found in the definitive proxy statement of First Bancshares relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 3, 2019. Additional information about the Company and its directors and officers may be found in the definitive proxy statement of the Company relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 18, 2019. The definitive proxy statement can be obtained free of charge from the sources described above.